Exhibit 32.1

NORTHERN POWER SYSTEMS CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Northern Power Systems Corp. (the “Company”) for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ciel R. Caldwell, Principal Executive Officer of the Company, and Eric Larson, Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2018	By:	/s/ CIEL R. CALDWELL
Ciel R. Caldwell
President and Chief Operating Officer (Principal Executive Officer)

Date: April 2, 2018	By:	/s/ Eric Larson
Eric Larson
Vice President and Chief Accounting Officer (Principal Financial Officer)